UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2013
 _______________________________________________
EZCORP, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________

Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
_______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

EZCORP, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of conforming certain of its historical information for discontinued operations. During the third quarter of fiscal 2013, the Company's Board of Directors approved a plan to close 107 legacy stores in a variety of locations. This Current Report on Form 8-K is being filed in order to present the reclassification of the discontinued stores in our financial statements for our fiscal years ended September 30, 2012, 2011 and 2010. This Current Report on Form 8-K updates the following information in the Company's Annual Report on Form 10-K for the year ended September 30, 2012 (the "2012 Form 10-K) in Exhibit 99.1 hereto:

Item 1. Business
Item 2. Properties
Item 6. Selected Financial Data
Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data

Updates to the 2012 Form 10-K relate to the presentation of discontinued operations and the correction of certain errors in the presentation of the Consolidated Statements of Cash Flows and the condensed consolidating financial statements (Note 22: "Condensed Consolidating Financial Information" in the 2012 Form 10-K and Note 23 in the attached Exhibit 99.1) and have no effect on the Company's previously reported results of operations, financial condition, or cash flows. All other information in the 2012 Form 10-K remains unchanged.

The information in this Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K (except for the items updated herein). The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company's registration statements filed under the Securities Act of 1933, as amended.

Item 9.01 — Financial Statements and Exhibits.
(d)    Exhibits.

23.1	Consent of BDO USA, LLP.
99.1
Updated information in the Annual Report on Form 10-K for the year ended September 30 2012: Item 1. Business; Item 2. Properties; Item 6. Selected Financial Data;
Updated Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item 8. Financial Statements and Supplementary Data.

101.INS†††	XBRL Instance Document
101.SCH†††	XBRL Taxonomy Extension Schema Document
101.CAL†††	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB†††	XBRL Taxonomy Label Linkbase Document
101.DEF†††	XBRL Taxonomy Extension Definition Linkbase Document
101.PRE†††	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	October 3, 2013	By:	/s/ Jeffrey S. Byal
Jeffrey S. Byal
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of BDO USA, LLP.
99.1
Updated information in the Annual Report on Form 10-K for the year ended September 30 2012: Item 1. Business; Item 2. Properties; Item 6. Selected Financial Data;
Updated Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item 8. Financial Statements and Supplementary Data.

101.INS†††	XBRL Instance Document
101.SCH†††	XBRL Taxonomy Extension Schema Document
101.CAL†††	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB†††	XBRL Taxonomy Label Linkbase Document
101.DEF†††	XBRL Taxonomy Extension Definition Linkbase Document
101.PRE†††	XBRL Taxonomy Extension Presentation Linkbase Document

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